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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2004

                                   AETNA INC.
                                   ----------

             (Exact name of registrant as specified in its charter)
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
        Pennsylvania                     1-16095                  23-2229683
----------------------------     -----------------------       ---------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)
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151 Farmington Avenue
Hartford, Connecticut                                                 06156
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(Address of principal executive offices)                            (Zip Code)


                                 (860) 273-0123
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, Aetna Inc. issued a press release announcing results for the quarter ended March 31, 2004. A copy of that press release is furnished herewith as Exhibit 99.1 and hereby incorporated in this Item 12 by reference.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AETNA INC.

Date:  April 29, 2004                BY:  /s/ Ronald M. Olejniczak
                                     ---------------------------------------
                                     Name: Ronald M. Olejniczak
                                     Title: Vice President and
                                     Controller
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                                  EXHIBIT INDEX
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
Exhibit No.            Description
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
Exhibit 99.1           Press Release of Aetna Inc. dated April 29, 2004
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